UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period :	May 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Capital Spectrum Fund

Annual report
4 | 30 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PVSAX

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 17

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector and, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it may concentrate its investments in a limited number of issuers and currently focuses its investments in particular sectors. Because the fund currently invests significantly in certain companies in the communications services and health-care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks related to those sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, and the fund’s use of short selling can increase the risks of investing in the fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time the fund may, without limit, emphasize investments in a particular type of security (i.e., in a particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. The risks associated with bond investments include interest-rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

June 6, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

An experienced manager

Portfolio Manager David Glancy has been investing since 1987, building a record over three decades. He takes a flexible approach that focuses on corporate balance sheets, capital structure, and the fundamental strengths of individual companies.

2 Capital Spectrum Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/17. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 12.

Capital Spectrum Fund 3

David has an M.B.A. from Goizueta Business School, Emory University, and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

David, how was the investing environment during the reporting period?

It was a strong 12-month period for U.S. stocks, which delivered solid gains despite many political and macroeconomic uncertainties. Shortly after the period began in May 2016, stocks plummeted in response to Brexit — the United Kingdom’s referendum vote in favor of leaving the European Union. The decline was brief and was followed by a significant recovery for U.S. markets and a relatively calm summer for stock markets worldwide.

Stock performance weakened in the fall as the approaching U.S. presidential election and the likelihood of a Federal Reserve interest-rate hike weighed on investor sentiment. However, in the election’s aftermath, stocks surged in anticipation of a new business-friendly administration. While most market observers expected post-election turmoil, many major stock indexes hit record highs and delivered solid returns for the 2016 calendar year. Positive investor sentiment continued into 2017, and stocks advanced with minimal volatility through April 2017, the close of the reporting period.

4 Capital Spectrum Fund

Allocations are shown as a percentage of portfolio market value as of 4/30/17. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Capital Spectrum Fund 5

How did the fund perform in this environment?

I am pleased to report that the fund delivered a solid return and outperformed its benchmark. For the 12-month period, the fund returned 18.59%, while its benchmark, the Capital Spectrum Blended Index, returned 16.49%.

Could you highlight some stocks that contributed to fund performance for the period?

The fund’s investment in DISH Network was the top contributor to performance for the period. I continue to have conviction in the long-term prospects for DISH, which is a pay-TV, broadband, and wireless communications company. The most notable development for the company during the period was an announcement in April that DISH had won its $6 billion bid for low-band wireless spectrum assets. “Spectrum” refers to wireless signals sent through the airwaves, and the bid was part of a Federal Communications Commission auction of spectrum previously used by traditional broadcasters. As the demand for mobile networking has continued to rise, wireless spectrum has become a highly valuable asset for communications companies. I believe DISH has the opportunity to monetize these assets, perhaps through a lease agreement or partnership with a company in need of wireless spectrum.

Another notable contributor was the stock of EchoStar, a satellite services company. EchoStar maintained a strong balance sheet and healthy cash-flow levels, and investors reacted favorably to the company’s plans to launch four satellites, which could provide a boost to subscriber growth, in my view.

Also among the portfolio highlights for the period was drug company ARIAD. This company specializes in cancer treatments and has a solid pipeline of oncology drugs. However, the performance boost during the period was due primarily to the announcement in early January that ARIAD would be acquired by Takeda Pharmaceuticals at a 75% premium to the previous day’s closing price. By the close of the period, this stock was no longer a holding in the portfolio.

What were some holdings that detracted from the fund’s performance?

The top detractor for the period was a position in Teva Pharmaceutical Industries, a global developer and marketer of specialty medicines. Teva stock struggled due to increasing uncertainty about the growth potential of its generics business. In addition, the company’s multiple sclerosis drug, Copaxone, is facing patent challenges. The drug, a key driver of revenue for Teva, currently has patent protection that allows for exclusivity through 2020. Challenges to that exclusivity could have a negative impact on Teva’s growth prospects.

Another detractor was the fund’s investment in Jazz Pharmaceuticals. The stock’s decline in late 2016 was due mainly to a renewed focus on drug pricing as the U.S. presidential election approached. Media attention on escalating costs of prescription drugs created headwinds for the entire pharmaceutical industry. It is worth noting that Jazz’s stock price recovered significantly from its November 2016 low. Its recent strength has been due to its success with phase III trials of JZP 110, the company’s narcolepsy treatment currently in development. The positive results of the trials, conducted for patients with obstructive sleep apnea, were well received by investors and offered evidence that Jazz may be able to successfully expand its narcolepsy franchise beyond Xyrem, its narcolepsy drug that has struggled with patent challenges.

6 Capital Spectrum Fund

Can you provide an update on the portfolio’s cash position?

As of period-end, cash levels in the fund were lower than they were at the start of the 12-month period. Cash in the portfolio may assist the fund in meeting redemptions and can serve as a “dry powder” that enables me to add to positions when price dislocations occur.

The fund has the flexibility to invest in high-yield bonds. What is your view of this asset class?

I continued to steer away from high-yield bonds, and I believe the sector will continue to experience volatility. I currently do not have a favorable view of the risk-reward characteristics for many high-yield bonds, and the fund had minimal exposure to them at the close of the reporting period.

What is your rationale for the fund’s concentrated strategy?

I build large positions in stocks that I consider my best investment ideas. I believe that over-diversification of the portfolio may dilute its long-term performance, especially in today’s market, where I am finding fewer investment opportunities. I take a bottom-up, fundamental approach to stock selection and generally do not make investment decisions based on macroeconomic factors. Instead, I focus on the fundamental strength of individual companies, seeking those that I believe are ripe for significant capital appreciation because they have an internal catalyst that will eventually unlock value.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Allocations are shown as a percentage of portfolio market value as of 4/30/17. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Capital Spectrum Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (5/18/09)
Before sales charge	228.97%	16.16%	72.97%	11.58%	16.00%	5.07%	18.59%

After sales charge	210.05	15.30	63.03	10.27	9.33	3.02	11.77

Class B (5/18/09)
Before CDSC	209.97	15.29	66.60	10.75	13.43	4.29	17.69

After CDSC	209.97	15.29	64.60	10.48	10.46	3.37	12.69

Class C (5/18/09)
Before CDSC	209.94	15.29	66.65	10.75	13.43	4.29	17.70

After CDSC	209.94	15.29	66.65	10.75	13.43	4.29	16.70

Class M (5/18/09)
Before sales charge	216.12	15.58	68.69	11.02	14.30	4.55	17.99

After sales charge	205.06	15.06	62.79	10.24	10.30	3.32	13.86

Class R (5/18/09)
Net asset value	222.59	15.87	70.88	11.31	15.13	4.81	18.31

Class Y (5/18/09)
Net asset value	235.59	16.45	75.21	11.87	16.90	5.34	18.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 Capital Spectrum Fund

Comparative index returns For periods ended 4/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Capital Spectrum
Blended Index*	179.06%	13.78%	64.87%	10.52%	25.25%	7.79%	16.49%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $30,997 and $30,994, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $30,506. A $10,000 investment in the fund’s class R and Y shares would have been valued at $32,259 and $33,559, respectively.

Fund price and distribution information For the 12-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term gains	$1.235496		$1.235496	$1.235496	$1.235496		$1.235496	$1.235496

Short-term gains	—		—	—	—		—	—

Return of capital*	0.010504		0.010504	0.010504	0.010504		0.010504	0.010504

Total	$1.246000		$1.246000	$1.246000	$1.246000		$1.246000	$1.246000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/16	$32.22	$34.19	$31.17	$31.10	$31.54	$32.68	$31.88	$32.44

4/30/17	36.82	39.07	35.30	35.22	35.83	37.13	36.33	37.18

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 41.

Capital Spectrum Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (5/18/09)
Before sales charge	224.77%	16.15%	69.44%	11.12%	11.41%	3.67%	20.32%

After sales charge	206.09	15.28	59.69	9.81	5.00	1.64	13.40

Class B (5/18/09)
Before CDSC	206.20	15.28	63.22	10.29	8.93	2.89	19.40

After CDSC	206.20	15.28	61.22	10.02	6.07	1.98	14.40

Class C (5/18/09)
Before CDSC	206.16	15.28	63.26	10.30	8.95	2.90	19.41

After CDSC	206.16	15.28	63.26	10.30	8.95	2.90	18.41

Class M (5/18/09)
Before sales charge	212.15	15.57	65.28	10.57	9.73	3.14	19.70

After sales charge	201.23	15.04	59.49	9.79	5.89	1.93	15.51

Class R (5/18/09)
Net asset value	218.41	15.86	67.36	10.85	10.57	3.41	19.98

Class Y (5/18/09)
Net asset value	231.17	16.44	71.56	11.40	12.27	3.93	20.60

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 4/30/16*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the
six-month period ended 4/30/17†‡	0.85%	1.60%	1.60%	1.35%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.34% from annualizing the performance fee adjustment for the six months ended 4/30/17.

10 Capital Spectrum Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.54	$8.52	$8.52	$7.20	$5.87	$3.20

Ending value (after expenses)	$1,152.60	$1,148.20	$1,148.50	$1,149.70	$1,151.30	$1,154.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.26	$8.00	$8.00	$6.76	$5.51	$3.01

Ending value (after expenses)	$1,020.58	$1,016.86	$1,016.86	$1,018.10	$1,019.34	$1,021.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Spectrum Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

12 Capital Spectrum Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Spectrum Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Capital Spectrum Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Spectrum Fund 15

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Spectrum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Spectrum Fund (the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 6, 2017

16 Capital Spectrum Fund

The fund’s portfolio 4/30/17

COMMON STOCKS (83.3%)*	Shares	Value

Aerospace and defense (4.9%)

General Dynamics Corp.	169,700	$32,886,163

Northrop Grumman Corp.	664,478	163,435,009

		196,321,172

Airlines (5.6%)

American Airlines Group, Inc. S	2,898,427	123,530,959

United Continental Holdings, Inc. †	1,407,800	98,841,638

		222,372,597

Cable television (20.4%)

DISH Network Corp. Class A †	12,370,384	797,147,545

Global Eagle Entertainment, Inc. † S Ω	4,779,420	14,816,202

		811,963,747

Chemicals (2.1%)

CF Industries Holdings, Inc. S	490,600	13,118,644

W.R. Grace & Co.	990,432	69,052,919

		82,171,563

Commercial and consumer services (4.5%)

Priceline Group, Inc. (The) †	98,404	181,734,475

		181,734,475

Consumer finance (0.4%)

Ocwen Financial Corp. † S Ω	7,125,700	16,317,853

		16,317,853

Consumer services (0.8%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $33,218,730)
(Private) (Germany) † ∆∆ F	4,313	28,937,834

FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil) † ∆∆ F	528	431

Global Fashion Group SA (acquired 8/2/13, cost $17,399,601) (Private)
(Brazil) † ∆∆ F	410,732	3,670,098

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private)
(Brazil) † ∆∆ F	264	216

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136)
(Private) (Brazil) † ∆∆ F	102	83

		32,608,662

Electronics (1.3%)

Agilent Technologies, Inc.	951,469	52,378,368

		52,378,368

Industrial (1.1%)

Johnson Controls International PLC	1,100,455	45,745,914

		45,745,914

Investment banking/Brokerage (0.7%)

Altisource Portfolio Solutions SA † Ω	940,901	20,784,503

Invesco, Ltd.	264,200	8,702,748

		29,487,251

Medical technology (0.2%)

STAAR Surgical Co. †	938,559	9,761,014

		9,761,014

Metals (—%)

Alcoa Corp.	119,500	4,030,735

		4,030,735

Capital Spectrum Fund 17

COMMON STOCKS (83.3%)* cont.	Shares	Value

Oil and gas (3.2%)

Cheniere Energy, Inc. †	310,200	$14,067,570

EnCana Corp. (Canada)	830,500	8,886,350

Pioneer Natural Resources Co.	528,800	91,477,112

Stone Energy Corp. † S	576,855	12,079,344

		126,510,376

Pharmaceuticals (23.1%)

Jazz Pharmaceuticals PLC † Ω	5,295,022	843,391,104

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	2,368,600	74,800,388

		918,191,492

Power producers (—%)

Mach Gen, LLC	51,616	—

		—

Railroads (0.5%)
Norfolk Southern Corp.	175,600	20,631,244

		20,631,244

Real estate (1.9%)

Altisource Residential Corp. R Ω	5,314,754	76,426,163

		76,426,163

Telecommunications (12.6%)

EchoStar Corp. Class A †	8,703,360	500,965,402

		500,965,402

Total common stocks (cost $2,412,608,705)		$3,327,618,028

CONVERTIBLE PREFERRED STOCKS (4.0%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	12,961	$11,221,375

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $31,800,000) (Virgin Islands) † ∆∆	31,800	11,463,900

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$104,097,986) (Private) † ∆∆ F	3,078,243	135,118,861

Total convertible preferred stocks (cost $148,858,986)		$157,804,136

INVESTMENT COMPANIES (1.1%)*	Shares	Value

SPDR S&P Oil & Gas Exploration & Production ETF S	636,400	$22,242,180

VanEck Vectors Gold Miners ETF	1,017,700	22,623,471

Total investment companies (cost $48,436,120)		$44,865,651

	Principal
SENIOR LOANS (0.8%)*c	amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †	$2,791,395	$3,249,659

LightSquared LP bank term loan FRN 13.50%, 12/7/20 ‡‡	41,006,327	29,934,619

Total senior loans (cost $41,932,741)		$33,184,278

18 Capital Spectrum Fund

	Principal
CORPORATE BONDS AND NOTES (0.7%)*	amount	Value

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20	$10,000,000	$9,100,000

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	11,801,000	7,080,600

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	5,500,000	5,032,500

Stone Energy Corp. company guaranty notes 7.50%, 5/31/22	6,831,196	6,592,104

Total corporate bonds and notes (cost $32,412,869)		$27,805,204

PREFERRED STOCKS (0.7%)*	Shares	Value

Ligado Networks, LLC Ser. A-2, 16.63% sr. pfd. (acquired 12/7/15, cost
$27,599,994) (Private) † ∆∆ F	2,840,908	$27,600,031

Total preferred stocks (cost $27,599,994)		$27,600,031

	Principal
CONVERTIBLE BONDS AND NOTES (0.2%)*	amount	Value

Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20	$10,900,000	$9,632,875

Total convertible bonds and notes (cost $10,900,000)		$9,632,875

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Global Eagle Entertainment, Inc. Ω F	1/31/18	$11.50	859,187	$38,663

Total warrants (cost $1,168,800)				$38,663

	Principal amount/
SHORT-TERM INVESTMENTS (10.4%)*		shares	Value

Interest in $408,428,000 joint tri-party repurchase agreement dated 4/28/17 with Merrill Lynch, Pierce, Fenner and Smith, Inc.
due 5/1/17 — maturity value of $34,756,317 for an effective yield of 0.800% (collateralized by various mortgage backed securities with coupon rates ranging from 2.083% to 4.500% and due dates
ranging from 11/1/26 to 4/1/47, valued at $416,596,561)		$34,754,000	$34,754,000

Interest in $275,000,000 joint tri-party repurchase agreement dated 4/28/17 with RBC Capital Markets, LLC due 5/1/17 —
maturity value of $16,004,067 for an effective yield of 0.800%
(collateralized by various mortgage backed securities with
coupon rates ranging from 2.000% to 5.500% and due dates
ranging from 7/1/22 to 4/1/47, valued at $280,518,700)		16,003,000	16,003,000

Putnam Cash Collateral Pool, LLC 1.05% [d]	Shares	70,799,425	70,799,425

Putnam Short Term Investment Fund 0.87% L	Shares	273,369,702	273,369,702

U.S. Treasury Bills 0.814%, 7/20/17		$21,000,000	20,963,922

Total short-term investments (cost $415,888,747)			$415,890,049

TOTAL INVESTMENTS

Total investments (cost $3,139,806,962)			$4,044,438,915

Capital Spectrum Fund 19

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,994,682,095.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $206,791,454, or 5.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

20 Capital Spectrum Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$86,202,298	$—	$—

Capital goods	242,067,086	—	—

Communication services	1,312,929,149	—	—

Consumer cyclicals	181,734,475	—	—

Consumer staples	—	—	32,608,662

Energy	126,510,376	—	—

Financials	122,231,267	—	—

Health care	927,952,506	—	—

Technology	52,378,368	—	—

Transportation	243,003,841	—	—

Total common stocks	3,295,009,366	—	32,608,662

Convertible bonds and notes	—	9,632,875	—

Convertible preferred stocks	—	11,221,375	146,582,761

Corporate bonds and notes	—	27,805,204	—

Investment companies	44,865,651	—	—

Preferred stocks	—	—	27,600,031

Senior loans	—	33,184,278	—

Warrants	—	38,663	—

Short-term investments	273,369,702	142,520,347	—

Totals by level	$3,613,244,719	$224,402,742	$206,791,454

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Capital Spectrum Fund 21

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/16	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	4/30/17

Common stocks*:
Consumer
staples	$30,856,218	$—	$—	$1,752,444	$—	$—	$—	$—	$32,608,662

Utilities and
power	103,232	—	—	(103,232)	—	—	—	—	—

Total common
stocks	$30,959,450	$—	$—	$1,649,212	$—	$—	$—	$—	$32,608,662

Convertible
preferred stocks	$146,296,561	—	—	286,200	—	—	—	—	$146,582,761

Preferred stocks	$27,600,031	—	—	—	—	—	—	—	$27,600,031

Totals	$204,856,042	$—	$—	$1,935,412	$—	$—	$—	$—	$206,791,454

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $2,038,644 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input[1]

			EV/sales multiple	0.7x–2.3x (1.628x)	Increase

Private equity	$3,670,098	Comparable	Liquidity discount	25%	Decrease
		multiples
			Uncertainty discount	10%	Decrease

		Market
Private equity	$28,937,834	transaction	Liquidity discount	10%	Decrease
		price

		Market
Private equity	$135,118,861	transaction	Liquidity discount	10%	Decrease
		price

		Market
Private equity	$730	transaction	Liquidity discount	25%	Decrease
		price

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

22 Capital Spectrum Fund

Statement of assets and liabilities 4/30/17

ASSETS

Investment in securities, at value, including $67,445,950 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,943,408,874)	$2,728,495,300
Affiliated issuers (identified cost $1,196,398,088) (Notes 1 and 5)	1,315,943,615

Cash	432

Dividends, interest and other receivables	2,807,718

Receivable for shares of the fund sold	6,079,757

Receivable for investments sold	28,009,304

Prepaid assets	75,627

Total assets	4,081,411,753

LIABILITIES

Payable for shares of the fund repurchased	11,169,482

Payable for compensation of Manager (Note 2)	1,690,672

Payable for custodian fees (Note 2)	27,876

Payable for investor servicing fees (Note 2)	916,744

Payable for Trustee compensation and expenses (Note 2)	513,081

Payable for administrative services (Note 2)	16,563

Payable for distribution fees (Note 2)	1,043,685

Collateral on securities loaned, at value (Note 1)	70,799,425

Other accrued expenses	552,130

Total liabilities	86,729,658

Net assets	$3,994,682,095

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,245,703,368

Accumulated net investment loss (Note 1)	(8,141,037)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(147,512,189)

Net unrealized appreciation of investments	904,631,953

Total — Representing net assets applicable to capital shares outstanding	$3,994,682,095

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($846,486,631 divided by 22,987,001 shares)	$36.82

Offering price per class A share (100/94.25 of $36.82)*	$39.07

Net asset value and offering price per class B share ($79,363,295 divided by 2,248,122 shares)**	$35.30

Net asset value and offering price per class C share ($964,704,755 divided by 27,389,881 shares)**	$35.22

Net asset value and redemption price per class M share ($7,866,819 divided by 219,563 shares)	$35.83

Offering price per class M share (100/96.50 of $35.83)*	$37.13

Net asset value, offering price and redemption price per class R share
($12,105,552 divided by 333,221 shares)	$36.33

Net asset value, offering price and redemption price per class Y share
($2,084,155,043 divided by 56,056,792 shares)	$37.18

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 23

Statement of operations Year ended 4/30/17

INVESTMENT INCOME

Dividends (net of foreign tax of $587,897) (including dividend income of $2,127,442
from investments in affiliated issuers) (Note 5)	$21,176,280

Interest (including interest income of $1,634,126 from investments in affiliated issuers) (Note 5)	7,260,945

Payment-in-kind interest	5,231,758

Securities lending (net of expenses) (Notes 1 and 5)	334,862

Total investment income	34,003,845

EXPENSES

Compensation of Manager (Note 2)	21,697,676

Investor servicing fees (Note 2)	7,415,888

Custodian fees (Note 2)	39,733

Trustee compensation and expenses (Note 2)	286,297

Distribution fees (Note 2)	15,136,730

Administrative services (Note 2)	127,546

Dividend expense for short sales (Note 1)	1,581,441

Interest expense for short sales (Note 1)	232,173

Other	1,356,341

Total expenses	47,873,825

Expense reduction (Note 2)	(100,122)

Net expenses	47,773,703

Net investment loss	(13,769,858)

Net realized loss on investments (including net realized loss of $136,437,318 on sales
of investments in affiliated issuers) (Notes 1, 3, and 5)	(135,197,488)

Capital gain distributions from investments in affiliated issuers (Note 5)	1,061,410

Net realized loss on short sales (Note 1)	(4,134,789)

Net realized loss on futures contracts (Note 1)	(49,765)

Net realized loss on foreign currency transactions (Note 1)	(15,371)

Net unrealized appreciation of investments, futures contracts and short sales during the year	865,055,963

Net gain on investments	726,719,960

Net increase in net assets resulting from operations	$712,950,102

The accompanying notes are an integral part of these financial statements.

24 Capital Spectrum Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/17	Year ended 4/30/16

Operations

Net investment loss	$(13,769,858)	$(45,424,313)

Net realized gain (loss) on investments
and foreign currency transactions	(138,336,003)	258,232,941

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	865,055,963	(1,250,509,852)

Net increase (decrease) in net assets resulting
from operations	712,950,102	(1,037,701,224)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(65,026)

Class Y	—	(12,284,498)

Net realized short-term gain on investments

Class A	—	(23,409,223)

Class B	—	(1,013,655)

Class C	—	(18,212,841)

Class M	—	(127,147)

Class R	—	(176,394)

Class Y	—	(40,948,427)

From net realized long-term gain on investments
Class A	(44,885,455)	(102,870,529)

Class B	(2,899,944)	(4,454,451)

Class C	(38,728,625)	(80,035,315)

Class M	(297,264)	(558,742)

Class R	(449,305)	(775,156)

Class Y	(68,841,755)	(179,945,588)

From return of capital
Class A	(381,611)	—

Class B	(24,655)	—

Class C	(329,266)	—

Class M	(2,527)	—

Class R	(3,820)	—

Class Y	(585,285)	—

Decrease from capital share transactions (Note 4)	(2,618,855,525)	(2,961,188,333)

Total decrease in net assets	(2,063,334,935)	(4,463,766,549)

NET ASSETS

Beginning of year	6,058,017,030	10,521,783,579

End of year (including accumulated net investment loss
of $8,141,037 and $9,076,038, respectively)	$3,994,682,095	$6,058,017,030

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

													Ratio	Ratio of net
	Net asset	Net	Net realized			From							of expenses	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain on	From	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)	turnover (%)

Class A

April 30, 2017	$32.22	(.07)	5.92	5.85	—	(1.24)	(.01)	(1.25)	—	$36.82	18.59	$846,487.96		(.21)	9

April 30, 2016	38.02	(.18)	(3.68)	(3.86)	—[e]	(1.94)	—	(1.94)	—	32.22	(10.40)	1,775,054	1.35[f]	(.50)[f]	31

April 30, 2015	36.17	(.19)	3.54	3.35	—	(1.50)	—	(1.50)	—	38.02	9.17	2,966,035	1.25	(.51)	43

April 30, 2014	29.15	(.03)	7.75	7.72	(.07)	(.63)	—	(.70)	—[e]	36.17	26.57	2,899,539	1.27	(.09)	53

April 30, 2013	25.56	.20[g]	4.27	4.47	(.23)	(.65)	—	(.88)	—[e]	29.15	17.81	1,026,593	1.28	.75[g]	48[h]

Class B

April 30, 2017	$31.17	(.31)	5.69	5.38	—	(1.24)	(.01)	(1.25)	—	$35.30	17.69	$79,363	1.71	(.98)	9

April 30, 2016	37.12	(.43)	(3.58)	(4.01)	—	(1.94)	—	(1.94)	—	31.17	(11.07)	86,196	2.10[f]	(1.27)[f]	31

April 30, 2015	35.60	(.47)	3.49	3.02	—	(1.50)	—	(1.50)	—	37.12	8.38	107,384	2.00	(1.26)	43

April 30, 2014	28.85	(.29)	7.67	7.38	—	(.63)	—	(.63)	—[e]	35.60	25.64	79,307	2.02	(.86)	53

April 30, 2013	25.38	(.01) [g]	4.23	4.22	(.10)	(.65)	—	(.75)	—[e]	28.85	16.90	33,020	2.03	(.03)[g]	48[h]

Class C

April 30, 2017	$31.10	(.31)	5.68	5.37	—	(1.24)	(.01)	(1.25)	—	$35.22	17.70	$964,705	1.71	(.97)	9

April 30, 2016	37.04	(.42)	(3.58)	(4.00)	—	(1.94)	—	(1.94)	—	31.10	(11.07)	1,383,733	2.10[f]	(1.26)[f]	31

April 30, 2015	35.53	(.47)	3.48	3.01	—	(1.50)	—	(1.50)	—	37.04	8.37	2,024,513	2.00	(1.26)	43

April 30, 2014	28.80	(.28)	7.64	7.36	—	(.63)	—	(.63)	—[e]	35.53	25.62	1,377,735	2.02	(.83)	53

April 30, 2013	25.33	—[e,g]	4.22	4.22	(.10)	(.65)	—	(.75)	—[e]	28.80	16.96	436,913	2.03	(.01)[g]	48[h]

Class M

April 30, 2017	$31.54	(.23)	5.77	5.54	—	(1.24)	(.01)	(1.25)	—	$35.83	17.99	$7,867	1.46	(.72)	9

April 30, 2016	37.44	(.35)	(3.61)	(3.96)	—	(1.94)	—	(1.94)	—	31.54	(10.84)	10,378	1.85[f]	(1.01)[f]	31

April 30, 2015	35.81	(.38)	3.51	3.13	—	(1.50)	—	(1.50)	—	37.44	8.64	15,446	1.75	(1.00)	43

April 30, 2014	28.95	(.20)	7.69	7.49	—	(.63)	—	(.63)	—[e]	35.81	25.94	11,086	1.77	(.61)	53

April 30, 2013	25.43	.06[g]	4.24	4.30	(.13)	(.65)	—	(.78)	—[e]	28.95	17.20	5,363	1.78	.23[g]	48[h]

Class R

April 30, 2017	$31.88	(.16)	5.86	5.70	—	(1.24)	(.01)	(1.25)	—	$36.33	18.31	$12,106	1.21	(.48)	9

April 30, 2016	37.73	(.26)	(3.65)	(3.91)	—	(1.94)	—	(1.94)	—	31.88	(10.62)	13,765	1.60[f]	(.76)[f]	31

April 30, 2015	36.00	(.29)	3.52	3.23	—	(1.50)	—	(1.50)	—	37.73	8.88	18,448	1.50	(.76)	43

April 30, 2014	29.04	(.12)	7.74	7.62	(.03)	(.63)	—	(.66)	—[e]	36.00	26.30	11,269	1.52	(.35)	53

April 30, 2013	25.51	.13[g]	4.25	4.38	(.20)	(.65)	—	(.85)	—[e]	29.04	17.51	3,746	1.53	.47[g]	48[h]

Class Y

April 30, 2017	$32.44	.01	5.98	5.99	—	(1.24)	(.01)	(1.25)	—	$37.18	18.89	$2,084,155.71		.02	9

April 30, 2016	38.28	(.09)	(3.70)	(3.79)	(.11)	(1.94)	—	(2.05)	—	32.44	(10.16)	2,788,891	1.10[f]	(.24)[f]	31

April 30, 2015	36.32	(.10)	3.56	3.46	—	(1.50)	—	(1.50)	—	38.28	9.44	5,389,958	1.00	(.26)	43

April 30, 2014	29.24	.05	7.78	7.83	(.12)	(.63)	—	(.75)	—[e]	36.32	26.88	3,278,088	1.02	.16	53

April 30, 2013	25.61	.27[g]	4.28	4.55	(.27)	(.65)	—	(.92)	—[e]	29.24	18.13	1,127,003	1.03	.99[g]	48[h]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Capital Spectrum Fund	Capital Spectrum Fund 27

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

April 30, 2017	0.04%

April 30, 2016	0.09

April 30, 2015	0.01

April 30, 2014	< 0.01

April 30, 2013	0.01

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.11	0.42%

Class B	0.11	0.40

Class C	0.11	0.42

Class M	0.11	0.40

Class R	0.12	0.44

Class Y	0.11	0.41

h Portfolio turnover excludes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

28 Capital Spectrum Fund

Notes to financial statements 4/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through April 30, 2017.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. The fund invests in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that Putnam Management believes have favorable investment potential. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time the fund may, without limit, emphasize investments in a particular type of security (i.e., in a particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. Putnam Management expects the fund to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities) and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund may also engage in short sales of securities and may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Capital Spectrum Fund 29

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

30 Capital Spectrum Fund

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to hedge interest rate risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Capital Spectrum Fund 31

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $70,799,425 and the value of securities loaned amounted to $67,445,950.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

32 Capital Spectrum Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$456,917	$144,638,884	$145,095,801

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $8,141,037 to its fiscal year ending April 30, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and April 30, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and April 30, 2017).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from nontaxable dividends, from defaulted bond interest, from interest on payment-in-kind securities, and from net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $14,704,859 to decrease accumulated net investment loss, $12,419,576 to decrease paid-in capital and $2,285,283 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,236,893,222

Unrealized depreciation	(332,942,260)

Net unrealized appreciation	903,950,962

Capital loss carryforward	(145,095,801)

Late year ordinary loss deferral	(8,141,037)

Cost for federal income tax purposes	$3,140,487,953

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Capital Spectrum Fund 33

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.725% of the fund’s average net assets before a decrease of $11,976,712 (0.258% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

34 Capital Spectrum Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,065,013	Class R	20,011

Class B	126,716	Class Y	3,426,130

Class C	1,763,964	Total	$7,415,888

Class M	14,054

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $802 under the expense offset arrangements and by $99,320 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,029, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Capital Spectrum Fund 35

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$3,205,040

Class B	1.00%	1.00%	792,101

Class C	1.00%	1.00%	11,011,305

Class M	1.00%	0.75%	65,825

Class R	1.00%	0.50%	62,459

Total			$15,136,730

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $126,615 and $872 from the sale of class A and class M shares, respectively, and received $50,018 and $19,497 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$250,526,146	$2,671,730,928

U.S. government securities (Long-term)	—	—

Securities sold short	102,883,415	—

Total	$353,409,561	$2,671,730,928

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,953,034	$98,406,177	12,119,734	$428,219,700

Shares issued in connection with
reinvestment of distributions	1,242,470	41,063,485	3,380,797	114,676,688

	4,195,504	139,469,662	15,500,531	542,896,388

Shares repurchased	(36,302,194)	(1,216,774,650)	(38,416,276)	(1,320,372,779)

Net decrease	(32,106,690)	$(1,077,304,988)	(22,915,745)	$(777,476,391)

36 Capital Spectrum Fund

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	77,420	$2,473,204	337,242	$11,687,903

Shares issued in connection with
reinvestment of distributions	84,924	2,699,865	146,771	4,830,231

	162,344	5,173,069	484,013	16,518,134

Shares repurchased	(679,949)	(21,737,827)	(611,253)	(20,281,553)

Net decrease	(517,605)	$(16,564,758)	(127,240)	$(3,763,419)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,355,859	$43,583,119	5,987,400	$206,373,387

Shares issued in connection with
reinvestment of distributions	1,028,570	32,614,995	2,431,338	79,845,150

	2,384,429	76,198,114	8,418,738	286,218,537

Shares repurchased	(19,493,885)	(620,602,600)	(18,580,037)	(608,324,132)

Net decrease	(17,109,456)	$(544,404,486)	(10,161,299)	$(322,105,595)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	18,871	$617,936	38,386	$1,313,782

Shares issued in connection with
reinvestment of distributions	8,830	284,606	19,923	662,834

	27,701	902,542	58,309	1,976,616

Shares repurchased	(137,230)	(4,475,988)	(141,756)	(4,764,841)

Net decrease	(109,529)	$(3,573,446)	(83,447)	$(2,788,225)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	69,738	$2,300,445	199,734	$7,083,265

Shares issued in connection with
reinvestment of distributions	11,305	369,002	24,340	817,834

	81,043	2,669,447	224,074	7,901,099

Shares repurchased	(179,593)	(5,897,830)	(281,198)	(9,475,961)

Net decrease	(98,550)	$(3,228,383)	(57,124)	$(1,574,862)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	15,776,997	$540,303,165	25,054,362	$882,952,338

Shares issued in connection with
reinvestment of distributions	1,796,966	59,910,843	5,815,940	198,439,864

	17,573,963	600,214,008	30,870,302	1,081,392,202

Shares repurchased	(47,493,022)	(1,573,993,472)	(85,686,977)	(2,934,872,043)

Net decrease	(29,919,059)	$(973,779,464)	(54,816,675)	$(1,853,479,841)

Capital Spectrum Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

						Fair value at
	Fair value at the					the end of the
	beginning of the			Investment	Capital gain	reporting
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	distributions	period

Putnam Cash
Collateral Pool, LLC*	$66,141,950	$594,450,217	$589,792,742	$447,025	$—	$70,799,425

Putnam Short Term
Investment Fund**	246,209,310	534,782,410	507,622,018	1,529,785	—	273,369,702

Putnam Money
Market Liquidity
Fund***	163,389,504	30,000,000	193,389,504	104,341	—	—

Altisource Portfolio
Solutions SA†	30,079,077	—	546,482	—	—	20,784,503

Altisource
Residential Corp.	63,754,954	—	1,809,852	2,127,442	1,061,410	76,426,163

Global Eagle
Entertainment,
Inc.#	42,705,491	—	3,992,918	—	—	14,816,202

Global Eagle
Entertainment, Inc.
Warrants	2,534,602	—	—	—	—	38,663

HC2 Holdings, Inc.†	8,401,491	—	12,206,629	—	—	—

Jazz
Pharmaceuticals
PLC	930,570,089	—	130,028,158	—	—	843,391,104

Ocwen Financial
Corp.	22,301,228	—	10,539,848	—	—	16,317,853

Totals	$1,576,087,696	$1,159,232,627	$1,449,928,151	$4,208,593	$1,061,410	$1,315,943,615

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

*** Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

38 Capital Spectrum Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2

Warrants (number of warrants)	859,187

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$38,663	Payables	$—

Total		$38,663		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total

Interest rate contracts	$(49,765)	$(49,765)

Total	$(49,765)	$(49,765)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Futures	Total

Equity contracts	$(2,495,939)	$—	$(2,495,939)

Interest rate contracts	—	(36,675)	$(36,675)

Total	$(2,495,939)	$(36,675)	$(2,532,614)

Capital Spectrum Fund 39

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Total

Assets:

Repurchase agreements**	$34,754,000	$16,003,000	$50,757,000

Total Assets	$34,754,000	$16,003,000	$50,757,000

Liabilities:

Total Liabilities	$—	$—	$—

Total Financial and Derivative Net Assets	$34,754,000	$16,003,000	$50,757,000

Total collateral received (pledged)†##	$34,754,000	$16,003,000

Net amount	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

40 Capital Spectrum Fund

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Capital Spectrum Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

42 Capital Spectrum Fund

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

Capital Spectrum Fund 43

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2017, there were 110 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Capital Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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AN105 306332 6/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2017	$166,085	$ —	$10,109	$ —
April 30, 2016	$142,034	$ —	$9,815	$ —

For the fiscal years ended April 30, 2017 and April 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $610,898 and $640,251 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2017	$ —	$600,789	$ —	$ —

April 30, 2016	$ —	$630,436	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017